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                                                                    Exhibit 10.1

                                 AMENDMENT NO. 3

                                       TO

                 THIRD AMENDED AND RESTATED ACCOUNTS RECEIVABLE
                        MANAGEMENT AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 3 ("Amendment") is entered into as of March 31, 2000, by and among TMP Worldwide Inc., a Delaware corporation ("Borrower"), GMAC COMMERCIAL CREDIT LLC successor to BNY Financial Corporation ("GMACCC"), each of the financial institutions party thereto (GMACCC and each of such other financial institutions, collectively, the "Lenders") and GMACCC as agent for the Lenders (GMACCC in such capacity, the "Agent").

                                   BACKGROUND

         Pursuant to a Third Amended and Restated Accounts Receivable Management and Security Agreement dated as of November 5, 1998 (as the same has been or will be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among Borrower, Agent and Lenders, Agent and Lenders agreed to provide Borrower with certain financial accommodations.

         Borrower has advised Lenders and Agent of its desire to amend Section 9 of the Loan Agreement in part to permit under certain conditions, the delivery of the Borrowing Base Certificate on a monthly basis and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth herein.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. The following references in the Loan Agreement are hereby changed as follows:

                  (a) "BNY Financial Corporation ("BNY")" to "GMAC Commercial Credit LLC ("GMACCC") (b) "BNY Financial Limited" ("BNY UK") to "GMAC Commercial Credit Limited" ("GMACCCL") (c) "BNY Financial Corporation-Canada ("BNY Canada") to GMAC Commercial Credit Corporation ("GMACCC-Canada").

         3. AMENDMENT TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended by deleting in their entirety the last three sentences of Section 9 and inserting the following:

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                  Borrower shall provide Agent (i) on a monthly (within ten (10)
                  Business Days after the end of each month), or more frequent basis, as requested by Agent, a summary report with respect to the Collateral, including but not limited to Borrower's current Inventory and Unbilled Receivables, (ii) on a monthly (within ten (10) Business Days after the end of each month), or more frequent basis, as requested by Agent, accounts payable reports, and (iii) on a monthly (within ten (10) Business Days after the end of each month), or more frequent basis, as requested by Agent, an aged trial balance of Borrower's existing accounts payable to the media. Borrower shall also (a) provide Agent within ten Business Days at the end of each month, as and for the immediately preceding month, a Borrowing Base Certificate with respect to Unbilled Receivables, Unbilled Receivables subject to Cycle Billing, Close Date Receivables, Media Billing Receivables and Recruitment Media Billing Receivables and Canadian
                  Receivables, and certified as true and correct by Borrower's President or Chief Financial Officer and accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion, (b) deliver to Agent (at a location in the United Kingdom to be identified in the applicable U.K. Credit Agreement) within ten Business Days at the end of each month, as and for the immediately preceding month, a Borrowing Base Certificate with respect to U.K. Receivables updated to reflect the most recent sales and collections of Borrower and U.K. Subsidiaries with respect to U.K. Receivables and (c) deliver to Agent on a monthly basis (within ten (10) Business Days after the end of each month) an aging report for 100% of all Receivables and 85% of Unbilled Receivables. Notwithstanding the foregoing, Borrower shall provide at Agent's request a Borrowing Base Certificate on a daily basis as and for the prior day, with respect to the Receivables described in clauses (a) and (b) of the immediately preceding sentence, (1) at any time subsequent to the occurrence of one or more of the following events:

                           (a) an Event of Default has occurred and is
                  continuing; or

                           (b) The outstanding principal balance of Loans under
                  the Loan Agreement is $100,000,000 or more; or

                           (c) The outstanding principal balance of U.K.
                  Subsidiaries Loans is $25,000,000 or more; or

                           (d) The outstanding principal balance of Canadian
                  Loans is $10,000,000 or more; or

                           (2) as required by Agent in the exercise of its sole
                  discretion.

                  Borrower shall provide Agent, as Agent may reasonably request, such other schedules, documents and/or information regarding the Collateral as Agent may require.

         4. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the first day of the month immediately following the month in which all of the following conditions shall have been satisfied: (i) Agent shall have received four (4) copies of this Amendment

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executed by Borrower and Required Lenders and consented to by Guarantors; (ii)
no Incipient Event of Default or Event of Default shall have occurred and be continuing and (iii) Agent shall have received such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

         5. REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower hereby represents, warrants and covenants as follows:

                  (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

                  (b) Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  (c) No Event of Default or Incipient Default has occurred and is continuing or would exist after giving effect to this Amendment.

                  (d) Borrower has no defense, counterclaim or offset with respect to the Loan Agreement or the Obligations.

         6. EFFECT ON THE LOAN AGREEMENT.

                  (e) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                  (f) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (g) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         7. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


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         9. COUNTERPARTS; FACSIMILE SIGNATURES. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature received by facsimile transmission shall be deemed an original signature hereto.










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         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                      TMP WORLDWIDE INC.

                                      By: /s/ THOMAS G. COLLISON
                                         ---------------------------------------
                                          Name: THOMAS G. COLLISON
                                               ---------------------------------
                                          Title: VICE CHAIRMAN AND SECRETARY
                                                --------------------------------


                                      GMAC COMMERCIAL CREDIT LLC
                                      as Agent and as Lender

                                      By: /s/ ROBERT GREIC
                                         ---------------------------------------
                                         Name: ROBERT GREIC
                                              ----------------------------------
                                         Title: SENIOR VICE PRESIDENT
                                               ---------------------------------


                                      DEUTSCHE FINANCIAL SERVICES
                                      CORPORATION, as Lender

                                      By: /s/ PHILIP G. PORCHER, IX
                                         ---------------------------------------
                                         Name: PHILIP G. PORCHER, IX
                                              ----------------------------------
                                         Title: VICE PRESIDENT
                                               ---------------------------------


                                      FLEET BANK, N.A.
                                      as Lender

                                      By: /s/ THOMAS J. LEVY
                                         ---------------------------------------
                                         Name: THOMAS J. LEVY
                                              ----------------------------------
                                         Title: VICE PRESIDENT
                                               ---------------------------------

                                      FIFTH THIRD BANK
                                      as Lender

                                      By: /s/ ANTHONY M. BUEHLER
                                         ---------------------------------------
                                         Name: ANTHONY M. BUEHLER
                                              ----------------------------------
                                         Title: ASSISTANT VICE PRESIDENT
                                               ---------------------------------


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                                         NATIONAL BANK OF CANADA
                                         as Lender

                                         By: /s/ BRUCE GIBSON
                                            ------------------------------------
                                            Name: BRUCE GIBSON
                                                 -------------------------------
                                            Title: VICE PRESIDENT
                                                  ------------------------------


                                         GMAC COMMERCIAL CREDIT LIMITED

                                         By: /s/ ROBERT GREIC
                                            ------------------------------------
                                            Name: ROBERT GREIC
                                                 -------------------------------
                                            Title: SENIOR VICE PRESIDENT
                                                  ------------------------------


                                         GMAC COMMERCIAL CREDIT CORPORATION

                                         By: /s/ ROBERT GREIC
                                            ------------------------------------
                                            Name: ROBERT GREIC
                                                 -------------------------------
                                            Title: SENIOR VICE PRESIDENT
                                                  ------------------------------

CONSENTED AND AGREED TO BY EACH OF THE GUARANTORS:


TMP HOLDINGS INTERNATIONAL, INC.
TASA INCORPORATED
AUSTIN KNIGHT INC.
ONLINE CAREER CENTER MANAGEMENT, INC.
M.S.I. MARKET SUPPORT INTERNATIONAL
GENERAL DIRECTORY ADVERTISING SERVICES, INC.


By: /s/ THOMAS G. COLLISON
   -------------------------
Name:  Thomas G. Collison
The Secretary of each of the
foregoing corporations


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